SECURITIES  AND  EXCHANGE  COMMISSION
                          WASHINGTON,  DC    20549

                                  FORM  8-K

                       Current  Report  Pursuant  to
                      Section  13  or  15(d)  of  the
                    Securities  Exchange  Act  of  1934



Date  of  Report  (Date  or  earliest  event  reported)      February 4, 1998
                                                           -------------------


                         PETROMINERALS  CORPORATION
                    ------------------------------------
       (Exact  Name  of  Registrant  as  Specified  in  its  Charter)


                                  Delaware
                     ----------------------------------
              (State  or  Other  Jurisdiction  of  Incorporation)


       1-6336                                             95-2573652
----------------------                        -------------------------------
(Commission  File  Number)                 (I.R.S. Employer Identification No.)

             915  Westminster  Avenue,  Alhambra,  California    91803
             ---------------------------------------------------------
                  (Address  of  Principal  Executive  Offices)


                              (626)  284-8842
                   --------------------------------------------
             (Registrant's  Telephone  Number,  Including  Area  Code)



(Former  Name  or  Former  Address,  if  Changed  since  Last  Report)

ITEM  1.      CHANGES  IN  CONTROL  OF  REGISTRANT
              ------------------------------------

                   N/A

ITEM  2.      ACQUISITION  OR  DISPOSITION  OF  ASSETS
              ----------------------------------------

On February 4, 1998, Registrant entered into a contract for the sale by Registrant and the purchase by American Energy Operations, Inc., a California corporation ("AEO"), of all of Registrant's operating assets. These operating assets include Registrant's 140 acre real property, holding in Hasley Canyon, together with the oil and gas wells and leasehold interests located in the Hasley Canyon and Castaic Hills fields in Los Angeles County, California, and all equipment and other personal property related thereto. The purchase price consists of $4,450,000 in cash to be paid at the Closing, and an additional reserved production payment of $1,150,000, to be paid over time in installments in any month in which the weighted average price as posted by Mobil and Texaco for produced crude oil in the fields exceeds $13.50 per barrel. The amount of the monthly reserved production payment will be equal to one-half of the difference between the weighted average price and $13.50, multiplied by the number of barrels produced (less barrels attributed to royalties of record as of December 12, 1997). The purchase and sale of assets is expected to close not later than March 31, 1998, and is contingent upon final approval by AEO of its due diligence review. The purchase price is subject to adjustment for certain costs and expenses retained by the Registrant. Management does not anticipate that the adjustments will exceed $200,000 in the aggregate. AEO is unrelated to Registrant or any affiliate, director or officer of Registrant.

ITEM  3.      BANKRUPTCY  OR  RECEIVERSHIP
              ----------------------------

                   N/A

ITEM  4.      CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT
              -------------------------------------------------

                   N/A

ITEM  5.      OTHER  EVENTS
              -------------

                   N/A

ITEM  6.      RESIGNATION  OF  REGISTRANT'S  DIRECTORS
              ----------------------------------------

                   N/A

ITEM  7.      FINANCIAL  STATEMENTS  AND  EXHIBITS
              ------------------------------------

               (a)      Financial  Statements

                        N/A

               (b)      Exhibits

                        N/A


ITEM  8.      CHANGES  IN  REGISTRANT'S  FISCAL  YEAR
              ---------------------------------------

                   N/A

ITEM  9.      SALES  OF  EQUITY  SECURITIES  PURSUANT  TO  REGULATION  S
              ----------------------------------------------------------

                   N/A



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf.

                                                   PETROMINERALS CORPORATION



Date: February 20, 1998                        By: /s/ Paul L. Howard
                                               Paul L. Howard, President and
                                               Chief Financial Officer